EXHIBIT 99.1

CORRECTING and REPLACING -- Lakeland Bancorp Announces Fourth Quarter and Record Annual Results

In a release issued under the same headline earlier today by Lakeland Bancorp, Inc. (NASDAQ: LBAI), please note that in the last sentence under the "Capital" heading the years should read "2019" rather than "2018" as previously stated. The corrected release follows:

OAK RIDGE, N.J., Jan. 28, 2019 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ: LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income of $15.6 million for the three months ended December 31, 2018, an 18% increase compared to $13.2 million for the three months ended December 31, 2017. For the three months ended December 31, 2018, the Company reported diluted EPS of $0.32, an increase of 19% compared to $0.27 for the same period in 2017. For the fourth quarter of 2018, return on average assets was 1.08%, return on average common equity was 10.05% and return on average tangible common equity was 12.98%.

For the year ended December 31, 2018, the Company reported net income of $63.4 million, a 21% increase compared to $52.6 million for the same period in 2017. For the year ended December 31, 2018, the Company reported diluted EPS of $1.32, an increase of 21% compared to $1.09 for the year ended December 31, 2017. For the twelve months of 2018, return on average assets was 1.15%, return on average common equity was 10.59%, and return on average tangible common equity was 13.78%.

During the fourth quarter of 2018, Highlands Bancorp shareholders approved the merger of Highlands Bancorp with and into the Company. The merger was consummated on January 4, 2019, adding approximately $480 million in total assets and four branches to the Company.

Thomas Shara, Lakeland Bancorp’s President and CEO commented, "We are pleased to report strong fourth quarter results as we delivered our seventh consecutive year of record earnings in 2018. Our fourth quarter financial results include non-routine, pre-tax expenses for branch dispositions, merger-related expenses and severance accrual totaling $1.2 million and an additional $320,000 in New Jersey state tax expense for a change in the estimated timing of the realization of deferred tax assets. Excluding the impact of these items, our fourth quarter 2018 results for diluted EPS, return on average assets, return on average equity and return on tangible average equity would have been $0.35, 1.17%, 10.85% and 14.01%, respectively. We are excited that 2019 is off to a strong start as we consummated the Highlands Bancorp merger in early January 2019. The merger will further strengthen Lakeland’s position for future growth."

The following represents performance highlights and significant events related to the fourth quarter of 2018:

  Total loans grew $128.2 million, or 3.0%, in the fourth quarter of 2018 and resulted in total loan growth of 7.3% for 2018.
  Total deposits grew $251.9 million, or 5.8%, during 2018 and resulted in a loan to deposit ratio of 96.5%.
  Non-recurring items in the fourth quarter of 2018 included the loss on disposition of four former branches of $561,000; merger-related expenses of $464,000; and severance expense of $139,000 totaling a pre-tax expense of $1.2 million.
  The efficiency ratio for the year of 2018 was 56%.
  Tangible book value per share increased 9.1% to $10.22 at December 31, 2018 from $9.38 at December 31, 2017.
  Asset quality remains strong with total non-performing assets decreasing to 0.22% of total assets at December 31, 2018 from 0.27% of total assets at December 31, 2017.

Net Interest Margin and Income

Net interest margin for the fourth quarter of 2018 of 3.29% decreased eight basis points from the fourth quarter of 2017. The decrease in net interest margin was due primarily to an increase in the cost of interest-bearing liabilities, partially offset by an increase in the yield on interest-earning assets. Net interest margin for 2018 was 3.36% as compared to 3.38% for 2017.

The yield on interest-earning assets for the fourth quarter of 2018 was 4.20% compared to 3.95% for the fourth quarter of 2017. The increase in yield was due primarily to a 25 basis point increase in the yield on loans and leases as interest rates continue to rise. The yield on interest-earning assets for 2018 was 4.12% compared to 3.88% for 2017.

The cost of interest-bearing liabilities for the fourth quarter of 2018 was 1.21% compared to 0.75% for the fourth quarter of 2017 as the cost of interest-bearing transaction accounts, time deposits and borrowings have increased 53, 62, and 29 basis points, respectively, since the fourth quarter of 2017 largely driven by competitive pressures influencing higher market interest rates. The cost of interest-bearing liabilities for 2018 was 1.01% compared to 0.67% for 2017.

Net interest income increased to $44.2 million for the fourth quarter of 2018 compared to $42.4 million for the fourth quarter of 2017, due primarily to the growth of interest-earning assets and increases in loan and lease yields, offset by an increase in the cost of interest-bearing liabilities. Net interest income for 2018 was $173.6 million, as compared to $165.2 million for 2017.

Noninterest Income

Noninterest income decreased $148,000 to $5.6 million for the fourth quarter of 2018 from $5.8 million for the fourth quarter of 2017. The Company recorded a $199,000 loss on equity securities in the fourth quarter of 2018. In addition, commissions and fees increased $137,000 compared to the fourth quarter of 2017 due primarily to an increase in investment services income, while income on bank owned life insurance and gains on sales of loans decreased $105,000 and $190,000, respectively. Other income increased $209,000 due primarily to an increase in loan swap income.

For 2018, noninterest income totaled $22.3 million compared to $25.4 million for 2017. Noninterest income in 2017 included $2.5 million in gains on sales of investment securities, $881,000 gain on the sales of three former branches and a $342,000 gain on the payoff of an acquired loan. Noninterest income for 2018 had increases in commissions and fees of $684,000, an increase in income on bank owned life insurance of $902,000, including death benefit income, partially offset by a $583,000 loss on equity securities and a $507,000 decrease in gains on sales of loans.

Noninterest Expense

Noninterest expense totaled $28.7 million for the fourth quarter of 2018 compared to $25.8 million for the fourth quarter of 2017, primarily due to salary and employee benefit expense increasing $2.1 million as a result of additions to our staff to support continued growth, normal merit increases and higher benefit costs. In the fourth quarter of 2018, data processing expense increased $587,000 compared to the fourth quarter of 2017 due primarily to the Company’s expansion and improvement of its digital infrastructure.  Expenses related to the Highlands merger related expenses totaled $464,000 for the fourth quarter of 2018.

For 2018, noninterest expense totaled $111.2 million compared to $104.5 million for 2017. Included in the results for 2017 was $2.8 million in long-term debt prepayment fees, while 2018 included $464,000 in merger related expenses. Excluding the 2017 long-term debt prepayment fees and 2018 merger expenses, the resulting $9.0 million net increase was primarily due to a $7.4 million increase in salary and employee benefit costs resulting from additions to our staff to support continued growth, as well as normal merit increases and higher benefit costs. Data processing increased $1.6 million compared to 2017 due primarily to the Company’s expansion and improvement of its digital infrastructure.

Income Tax Expense

The effective tax rate in the fourth quarter of 2018 was 24.4% compared to 37.5% during the same period last year primarily due to the change in tax rates resulting from the Tax Cuts and Jobs Act of 2017 (the "Tax Act") and the changes in New Jersey tax law during 2018.

Financial Condition

In 2018, total assets increased $400.5 million to $5.81 billion as total loans and leases grew $303.8 million to $4.46 billion and investment securities increased $23.1 million to $821.5 million. On the funding side, total deposits increased $251.9 million to $4.62 billion, while borrowings increased $98.2 million to $520.1 million. As of December 31, 2018, total loans and leases as a percent of total deposits was 96.5%.

Asset Quality

At December 31, 2018, non-performing assets totaled $13.0 million, 0.22% of total assets, compared to $14.5 million, 0.27% of total assets, at December 31, 2017. Non-accrual loans and leases as a percent of total loans and leases equaled 0.27% at December 31, 2018 compared to 0.33% at December 31, 2017. The allowance for loan and lease losses increased to $37.7 million at December 31, 2018, 0.84% of total loans and leases, compared to $35.5 million at December 31, 2017, 0.85% of total loans and leases. In the fourth quarter of 2018, the Company had net charge-offs of $196,000, 0.02% of average loans and leases, annualized, compared to net recoveries of $312,000, (0.03)% of average loans and leases, annualized, for the same period in 2017. The fourth quarter of 2018 provision for loan and lease losses was $591,000 compared to $1.2 million in the fourth quarter of 2017.

Capital

At December 31, 2018, stockholders' equity was $623.7 million compared to $583.1 million at December 31, 2017, a 7% increase. Lakeland Bank remains above FDIC “well capitalized” standards, with a Tier 1 Leverage Ratio of 9.39% at December 31, 2018. At December 31, 2018, the book value per common share and tangible book value per common share were $13.14 and $10.22 compared to $12.31 and $9.38 at December 31, 2017. On January 24, 2019, the Company declared a quarterly cash dividend of $0.115 per share to be paid on February 15, 2019 to stockholders of record as of February 8, 2019.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements. The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation and regulation affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, competition and failure to realize anticipated efficiencies and synergies from the merger of Highlands Bancorp, Inc. into Lakeland Bancorp and the merger of Highlands State Bank into Lakeland Bank.  Any statements made by the Company that are not historical facts (including statements regarding anticipated synergies from the Highlands Bancorp and Highlands State Bank mergers and regarding positioning for 2019) should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations. The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets. These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a relevant measure to compare the operating performance period to period.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. See accompanying non-GAAP tables.

About Lakeland

Upon the completion of the Highlands Bancorp, Inc. acquisition on January 4, 2019, Lakeland Bancorp, Inc. (NASDAQ:LBAI) has approximately $6.3 billion in total assets. Lakeland Bank, a wholly-owned subsidiary of Lakeland Bancorp, Inc., operates 54 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and one New York commercial lending center to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended December 31,		Twelve months ended December 31,
(Dollars in thousands, except per share amounts)	2018	2017	2018	2017

INCOME STATEMENT
Net interest income	$44,206	$42,379	$173,559	$165,238
Provision for loan and lease losses	(591)	(1,218)	(4,413)	(6,090)
Gains on sales of investment securities	—	—	—	2,524
Gains on sales of loans	299	489	1,329	1,836
Loss on equity securities	(199)	—	(583)	—
Other noninterest income	5,528	5,287	21,564	21,075
Long-term debt prepayment fee	—	—	—	(2,828)
Merger related expenses	(464)	—	(464)	—
Other noninterest expense	(28,199)	(25,849)	(110,703)	(101,706)
Pretax income	20,580	21,088	80,289	80,049
Provision for income taxes	(5,030)	(7,913)	(16,888)	(27,469)
Net income	$15,550	$13,175	$63,401	$52,580

Basic earnings per common share	$0.32	$0.28	$1.32	$1.10
Diluted earnings per common share	$0.32	$0.27	$1.32	$1.09
Dividends paid per common share	$0.115	$0.100	$0.445	$0.395
Weighted average shares - basic	47,605	47,466	47,570	47,438
Weighted average shares - diluted	47,780	47,719	47,764	47,674

SELECTED OPERATING RATIOS
Annualized return on average assets	1.08%	0.97%	1.15%	1.00%
Annualized return on average common equity	10.05%	8.99%	10.59%	9.25%
Annualized return on average tangible common equity (1)	12.98%	11.82%	13.78%	12.24%
Annualized yield on interest-earning assets	4.20%	3.95%	4.12%	3.88%
Annualized cost of interest-bearing liabilities	1.21%	0.75%	1.01%	0.67%
Annualized net interest spread	2.99%	3.20%	3.11%	3.21%
Annualized net interest margin	3.29%	3.37%	3.36%	3.38%
Efficiency ratio (1)	56.18%	53.06%	56.09%	53.40%
Stockholders' equity to total assets			10.74%	10.79%
Book value per common share			$13.14	$12.31
Tangible book value per common share (1)			$10.22	$9.38
Tangible common equity to tangible assets (1)			8.57%	8.44%

ASSET QUALITY RATIOS			12/31/2018	12/31/2017
Ratio of allowance for loan and lease losses to total loans and leases			0.84%	0.85%
Non-performing loans and leases to total loans and leases			0.27%	0.33%
Non-performing assets to total assets			0.22%	0.27%
Annualized net charge-offs to average loans and leases			0.05%	0.05%

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2018	12/31/2017
Loans and leases			$4,460,447	$4,156,680
Allowance for loan and lease losses			37,688	35,455
Investment securities			821,486	798,396
Total assets			5,806,093	5,405,639
Total deposits			4,620,670	4,368,748
Short-term borrowings			233,905	124,936
Other borrowings			286,145	296,913
Stockholders' equity			623,739	583,122

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2018	2017	2018	2017
Loans and leases	$4,393,382	$4,116,920	$4,283,401	$4,024,257
Investment securities	823,193	798,687	816,697	810,434
Interest-earning assets	5,346,934	5,014,333	5,182,194	4,926,986
Total assets	5,694,827	5,372,248	5,528,914	5,267,561
Noninterest-bearing demand deposits	1,003,508	988,451	984,445	959,298
Savings deposits	483,606	478,685	489,742	486,821
Interest-bearing transaction accounts	2,446,325	2,222,221	2,301,065	2,241,259
Time deposits	769,129	730,590	778,180	623,257
Total deposits	4,702,568	4,419,947	4,553,432	4,310,635
Short-term borrowings	50,196	43,130	53,775	41,695
Other borrowings	288,126	295,818	286,639	316,283
Total interest-bearing liabilities	4,037,382	3,770,444	3,909,401	3,709,315
Stockholders' equity	613,583	581,254	598,527	568,680

Lakeland Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2018	2017	2018	2017

INTEREST INCOME
Loans, leases and fees	$50,759	$44,889	$193,143	$172,342
Federal funds sold and interest-bearing deposits with banks	715	262	1,559	880
Taxable investment securities and other	4,550	3,850	16,710	14,987
Tax exempt investment securities	410	460	1,709	1,995
TOTAL INTEREST INCOME	56,434	49,461	213,121	190,204
INTEREST EXPENSE
Deposits	9,935	5,039	30,620	16,600
Federal funds purchased and securities sold under agreements to repurchase	62	38	471	198
Other borrowings	2,231	2,005	8,471	8,168
TOTAL INTEREST EXPENSE	12,228	7,082	39,562	24,966
NET INTEREST INCOME	44,206	42,379	173,559	165,238
Provision for loan and lease losses	591	1,218	4,413	6,090
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	43,615	41,161	169,146	159,148
NONINTEREST INCOME
Service charges on deposit accounts	2,814	2,814	10,584	10,740
Commissions and fees	1,446	1,309	5,542	4,858
Income on bank owned life insurance	699	804	3,256	2,354
Loss on equity securities	(199)	—	(583)	—
Gains on sales of loans	299	489	1,329	1,836
Gains on sales of investment securities	—	—	—	2,524
Other income	569	360	2,182	3,123
TOTAL NONINTEREST INCOME	5,628	5,776	22,310	25,435
NONINTEREST EXPENSE
Salaries and employee benefit expense	17,674	15,553	68,595	61,166
Net occupancy expense	2,498	2,573	10,155	10,243
Furniture and equipment expense	2,010	2,103	8,297	8,269
FDIC insurance expense	383	404	1,608	1,577
Stationary, supplies and postage expense	395	378	1,625	1,797
Marketing expense	277	324	1,437	1,675
Data processing expense	1,084	497	3,609	1,993
Telecommunications expense	448	451	1,769	1,607
ATM and debit card expense	571	547	2,195	2,051
Core deposit intangible amortization	142	165	594	654
Other real estate owned and other repossessed assets expense	46	73	158	181
Long-term debt prepayment fee	—	—	—	2,828
Merger related expenses	464	—	464	—
Other expenses	2,671	2,781	10,661	10,493
TOTAL NONINTEREST EXPENSE	28,663	25,849	111,167	104,534
INCOME BEFORE PROVISION FOR INCOME TAXES	20,580	21,088	80,289	80,049
Provision for income taxes	5,030	7,913	16,888	27,469
NET INCOME	$15,550	$13,175	$63,401	$52,580

EARNINGS PER COMMON SHARE:
Basic	$0.32	$0.28	$1.32	$1.10
Diluted	$0.32	$0.27	$1.32	$1.09
DIVIDENDS PAID PER COMMON SHARE	$0.115	$0.100	$0.445	$0.395

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

(Dollars in thousands)	December 31, 2018	December 31, 2017
	(Unaudited)
ASSETS
Cash	$205,199	$114,138
Interest-bearing deposits due from banks	3,400	28,795
Total cash and cash equivalents	208,599	142,933
Investment securities available for sale, at fair value	638,618	628,046
Equity securities, at fair value	15,921	18,089
Investment securities held to maturity; fair value of $150,933 at December 31, 2018
and $138,688 at December 31, 2017	153,646	139,685
Federal Home Loan Bank and other membership stocks, at cost	13,301	12,576
Loans held for sale	1,113	456
Loans and leases:
Commercial, real estate	3,377,324	3,096,092
Commercial, industrial and other	336,735	340,400
Leases	87,925	75,039
Residential mortgages	329,854	322,880
Consumer and home equity	328,609	322,269
Total loans and leases	4,460,447	4,156,680
Net deferred costs (fees)	(3,714)	(3,960)
Allowance for loan and lease losses	(37,688)	(35,455)
Net loans and leases	4,419,045	4,117,265
Premises and equipment, net	49,175	50,313
Accrued interest receivable	16,114	14,416
Goodwill	136,433	136,433
Other identifiable intangible assets	1,768	2,362
Bank owned life insurance	110,052	107,489
Other assets	42,308	35,576
TOTAL ASSETS	$5,806,093	$5,405,639
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$950,218	$967,335
Savings and interest-bearing transaction accounts	2,913,414	2,663,985
Time deposits $250 thousand and under	589,737	556,863
Time deposits over $250 thousand	167,301	180,565
Total deposits	4,620,670	4,368,748
Federal funds purchased and securities sold under agreements to repurchase	233,905	124,936
Other borrowings	181,118	192,011
Subordinated debentures	105,027	104,902
Other liabilities	41,634	31,920
TOTAL LIABILITIES	5,182,354	4,822,517

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 100,000,000 shares at December 31, 2018 and 70,000,000 shares at December 31, 2017; issued shares 47,486,250 at
December 31, 2018 and 47,353,864 shares at December 31, 2017	514,703	512,734
Retained earnings	116,874	72,737
Accumulated other comprehensive gain (loss)	(7,838)	(2,349)
TOTAL STOCKHOLDERS' EQUITY	623,739	583,122
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,806,093	$5,405,639

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
(Dollars in thousands, except per share data)	2018	2018	2018	2018	2017

INCOME STATEMENT
Net interest income	$44,206	$43,624	$43,493	$42,236	$42,379
Provision for loan and lease losses	(591)	(1,046)	(1,492)	(1,284)	(1,218)
Gains on sales of loans	299	484	300	246	489
Gain (loss) on equity securities	(199)	(439)	73	(18)	—
Other noninterest income	5,528	5,594	5,336	5,106	5,287
Merger related expenses	(464)	—	—	—	—
Other noninterest expense	(28,199)	(27,793)	(27,574)	(27,137)	(25,849)
Pretax income	20,580	20,424	20,136	19,149	21,088
Provision for income taxes	(5,030)	(3,666)	(4,298)	(3,894)	(7,913)
Net income	$15,550	$16,758	$15,838	$15,255	$13,175

Basic earnings per common share	$0.32	$0.35	$0.33	$0.32	$0.28
Diluted earnings per common share	$0.32	$0.35	$0.33	$0.32	$0.27
Dividends paid per common share	$0.115	$0.115	$0.115	$0.100	$0.100
Dividends paid	$5,510	$5,510	$5,509	$4,778	$4,776
Weighted average shares - basic	47,605	47,605	47,600	47,503	47,466
Weighted average shares - diluted	47,780	47,788	47,770	47,736	47,719

SELECTED OPERATING RATIOS
Annualized return on average assets	1.08%	1.19%	1.17%	1.14%	0.97%
Annualized return on average common equity	10.05%	11.02%	10.71%	10.60%	8.99%
Annualized return on average tangible common equity (1)	12.98%	14.31%	13.97%	13.90%	11.82%
Annualized net interest margin	3.29%	3.32%	3.43%	3.39%	3.37%
Efficiency ratio (1)	56.18%	56.00%	55.60%	56.58%	53.06%
Common stockholders' equity to total assets	10.74%	10.80%	10.80%	10.75%	10.79%
Tangible common equity to tangible assets (1)	8.57%	8.55%	8.51%	8.43%	8.44%
Tier 1 risk-based ratio	11.26%	11.21%	11.16%	11.08%	10.87%
Total risk-based ratio	13.71%	13.69%	13.67%	13.61%	13.40%
Tier 1 leverage ratio	9.39%	9.42%	9.43%	9.28%	9.12%
Common equity tier 1 capital ratio	10.62%	10.56%	10.49%	10.40%	10.18%
Book value per common share	$13.14	$12.79	$12.59	$12.40	$12.31
Tangible book value per common share (1)	$10.22	$9.88	$9.67	$9.48	$9.38

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
(Dollars in thousands)	2018	2018	2018	2018	2017

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$4,460,447	$4,332,238	$4,281,302	$4,228,052	$4,156,680
Allowance for loan and lease losses	37,688	37,293	36,604	35,644	35,455
Investment securities	821,486	801,315	798,096	805,654	798,396
Total assets	5,806,093	5,627,057	5,534,488	5,477,829	5,405,639
Total deposits	4,620,670	4,642,443	4,400,019	4,447,965	4,368,748
Short-term borrowings	233,905	47,398	197,870	126,485	124,936
Other borrowings	286,145	289,635	301,339	281,906	296,913
Stockholders' equity	623,739	607,555	597,864	588,648	583,122

LOANS AND LEASES
Commercial, real estate	$3,377,324	$3,281,946	$3,222,461	$3,169,375	$3,096,092
Commercial, industrial and other	336,735	334,241	339,974	339,665	340,400
Leases	87,925	82,881	82,006	78,238	75,039
Residential mortgages	329,854	315,135	321,717	323,054	322,880
Consumer and home equity	328,609	318,035	315,144	317,720	322,269
Total loans and leases	$4,460,447	$4,332,238	$4,281,302	$4,228,052	$4,156,680

DEPOSITS
Noninterest-bearing	$950,218	$996,296	$967,911	$974,641	$967,335
Savings and interest-bearing transaction accounts	2,913,414	2,855,318	2,625,325	2,682,726	2,663,985
Time deposits	757,038	790,829	806,783	790,598	737,428
Total deposits	$4,620,670	$4,642,443	$4,400,019	$4,447,965	$4,368,748

Total loans and leases to total deposits ratio	96.5%	93.3%	97.3%	95.1%	95.1%

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$4,393,382	$4,296,244	$4,247,443	$4,194,207	$4,116,920
Investment securities	823,193	811,217	811,361	821,055	798,687
Interest-earning assets	5,346,934	5,221,612	5,094,048	5,062,628	5,014,333
Total assets	5,694,827	5,570,286	5,437,540	5,409,409	5,372,248
Noninterest-bearing demand deposits	1,003,508	999,217	969,965	964,498	988,451
Savings deposits	483,606	491,095	496,630	487,666	478,685
Interest-bearing transaction accounts	2,446,325	2,319,863	2,195,553	2,240,044	2,222,221
Time deposits	769,129	789,691	792,270	761,418	730,590
Total deposits	4,702,568	4,599,866	4,454,418	4,453,626	4,419,947
Short-term borrowings	50,196	36,702	73,305	55,137	43,130
Other borrowings	288,126	291,477	283,206	283,645	295,818
Total interest-bearing liabilities	4,037,382	3,928,828	3,840,964	3,827,910	3,770,444
Stockholders' equity	613,583	603,059	593,388	583,700	581,254

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
(Dollars in thousands)	2018	2018	2018	2018	2017

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.58%	4.54%	4.50%	4.40%	4.33%
Taxable investment securities and other	2.44%	2.26%	2.21%	2.17%	2.17%
Tax-exempt securities	2.74%	2.71%	2.66%	2.65%	3.21%
Federal funds sold and interest-bearing cash accounts	2.19%	1.87%	1.65%	1.40%	1.06%
Total interest-earning assets	4.20%	4.14%	4.12%	4.02%	3.95%

LIABILITIES
Savings accounts	0.06%	0.06%	0.06%	0.06%	0.06%
Interest-bearing transaction accounts	1.04%	0.89%	0.69%	0.61%	0.51%
Time deposits	1.79%	1.61%	1.34%	1.23%	1.17%
Borrowings	2.65%	2.66%	2.51%	2.54%	2.36%
Total interest-bearing liabilities	1.21%	1.08%	0.91%	0.83%	0.75%
Net interest spread (taxable equivalent basis)	2.99%	3.06%	3.21%	3.19%	3.20%

Annualized net interest margin (taxable equivalent basis)	3.29%	3.32%	3.43%	3.39%	3.37%
Annualized cost of deposits	0.84%	0.73%	0.59%	0.52%	0.45%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$37,293	$36,604	$35,644	$35,455	$33,925
Provision for loan and lease losses	591	1,046	1,492	1,284	1,218
Charge-offs	(381)	(753)	(963)	(1,250)	(347)
Recoveries	185	396	431	155	659
Balance at end of period	$37,688	$37,293	$36,604	$35,644	$35,455

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$132	$(115)	$181	$(13)	$132
Commercial, industrial and other	(44)	(26)	213	992	25
Leases	28	366	69	21	34
Residential mortgages	(2)	36	(3)	79	31
Consumer and home equity	82	96	72	16	(534)
Net charge-offs (recoveries)	$196	$357	$532	$1,095	$(312)

NON-PERFORMING ASSETS
Commercial, real estate	$7,192	$5,737	$7,353	$6,204	$7,362
Commercial, industrial and other	1,019	1,189	1,171	1,505	184
Leases	501	441	834	250	144
Residential mortgages	1,986	2,347	2,992	3,045	3,860
Consumer and home equity	1,432	1,410	1,917	2,341	2,105
Total non-accrual loans and leases	12,130	11,124	14,267	13,345	13,655
Property acquired through foreclosure or repossession	830	2,754	2,184	1,392	843
Total non-performing assets	$12,960	$13,878	$16,451	$14,737	$14,498

Loans past due 90 days or more and still accruing	$—	$16	$—	$1	$200
Loans restructured and still accruing	$9,293	$9,030	$7,926	$9,526	$11,462

Ratio of allowance for loan and lease losses to total loans and leases	0.84%	0.86%	0.85%	0.84%	0.85%
Total non-accrual loans and leases to total loans and leases	0.27%	0.26%	0.33%	0.32%	0.33%
Total non-performing assets to total assets	0.22%	0.25%	0.30%	0.27%	0.27%
Annualized net charge-offs (recoveries) to average loans and leases	0.02%	0.03%	0.05%	0.10%	(0.03)%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
(Dollars in thousands, except per share amounts)	2018	2018	2018	2018	2017

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$623,739	$607,555	$597,864	$588,648	$583,122
Less: Goodwill	136,433	136,433	136,433	136,433	136,433
Less: Other identifiable intangible assets	1,768	1,910	2,052	2,205	2,362
Total tangible common stockholders' equity at end of period - Non-GAAP	$485,538	$469,212	$459,379	$450,010	$444,327

Shares outstanding at end of period	47,486	47,485	47,484	47,476	47,354

Book value per share - GAAP	$13.14	$12.79	$12.59	$12.40	$12.31

Tangible book value per share - Non-GAAP	$10.22	$9.88	$9.67	$9.48	$9.38

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$485,538	$469,212	$459,379	$450,010	$444,327

Total assets at end of period - GAAP	$5,806,093	$5,627,057	$5,534,488	$5,477,829	$5,405,639
Less: Goodwill	136,433	136,433	136,433	136,433	136,433
Less: Other identifiable intangible assets	1,768	1,910	2,052	2,205	2,362
Total tangible assets at end of period - Non-GAAP	$5,667,892	$5,488,714	$5,396,003	$5,339,191	$5,266,844

Common equity to assets - GAAP	10.74%	10.80%	10.80%	10.75%	10.79%

Tangible common equity to tangible assets - Non-GAAP	8.57%	8.55%	8.51%	8.43%	8.44%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$15,550	$16,758	$15,838	$15,255	$13,175

Total average common stockholders' equity - GAAP	$613,583	$603,059	$593,388	$583,700	$581,254
Less: Average goodwill	136,433	136,433	136,433	136,433	136,433
Less: Average other identifiable intangible assets	1,844	1,982	2,134	2,300	2,450
Total average tangible common stockholders' equity - Non-GAAP	$475,306	$464,644	$454,821	$444,967	$442,371

Return on average common stockholders' equity - GAAP	10.05%	11.02%	10.71%	10.60%	8.99%

Return on average tangible common stockholders' equity - Non-GAAP	12.98%	14.31%	13.97%	13.90%	11.82%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$28,663	$27,793	$27,574	$27,137	$25,849
Amortization of core deposit intangibles	(142)	(142)	(153)	(157)	(165)
Merger related expenses	(464)	—	—	—	—
Noninterest expense, as adjusted	$28,057	$27,651	$27,421	$26,980	$25,684

Net interest income	$44,206	$43,624	$43,493	$42,236	$42,379
Total noninterest income	5,628	5,639	5,709	5,334	5,776
Total revenue	49,834	49,263	49,202	47,570	48,155
Tax-equivalent adjustment on municipal securities	109	113	114	118	247
Total revenue, as adjusted	$49,943	$49,376	$49,316	$47,688	$48,402

Efficiency ratio - Non-GAAP	56.18%	56.00%	55.60%	56.58%	53.06%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Twelve Months Ended December 31,
(Dollars in thousands)	2018	2017

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$63,401	$52,580

Total average common stockholders' equity - GAAP	$598,527	$568,680
Less: Average goodwill	136,433	136,095
Less: Average other identifiable intangible assets	2,064	2,847
Total average tangible common stockholders' equity - Non-GAAP	$460,030	$429,738

Return on average common stockholders' equity - GAAP	10.59%	9.25%

Return on average tangible common stockholders' equity - Non-GAAP	13.78%	12.24%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$111,167	$104,534
Amortization of core deposit intangibles	(594)	(654)
Long-term debt prepayment fee	—	(2,828)
Merger related expenses	(464)	—
Noninterest expense, as adjusted	$110,109	$101,052

Net interest income	$173,559	$165,238
Noninterest income	22,310	25,435
Total revenue	195,869	190,673
Tax-equivalent adjustment on municipal securities	454	1,074
Gains on sales of investment securities	—	(2,524)
Total revenue, as adjusted	$196,323	$189,223

Efficiency ratio - Non-GAAP	56.09%	53.40%

Lakeland Bancorp, Inc.
Supplemental Information - Reconciliation of Net Income
(Unaudited)

	For the Quarter Ended
	Dec 31,	Dec 31,
(Dollars in thousands, except per share amounts)	2018	2017

Net income - GAAP	$15,550	$13,175

NON-ROUTINE TRANSACTIONS, NET OF TAX
Branch dispositions	392	—
Severance accrual	97	—
Tax deductible merger related expenses	84	—
Non-tax deductible merger related expenses	345	—
New Jersey state tax - change in timing of realization of deferred tax assets	320	—
One-time impact of Tax Cuts and Jobs Act of 2017	—	602
Net effect of non-routine transactions	1,238	602

Net income available to common shareholders excluding non-routine transactions	$16,788	$13,777
Less: Earnings allocated to participating securities	(143)	(118)
Net Income, excluding non-routine transactions	$16,645	$13,659

Weighted average shares - Basic	47,605	$47,466
Weighted average shares - Diluted	47,780	$47,719

Basic earnings per share - GAAP	$0.32	$0.28
Diluted earnings per share - GAAP	$0.32	$0.27

Basic earnings per share, adjusted for non-routine transactions	$0.35	$0.29
Diluted earnings per share, adjusted for non-routine transactions (Core EPS)	$0.35	$0.29

Return on average assets - GAAP	1.08%	0.97%
Return on average assets, adjusted for non-routine transactions	1.17%	1.02%

Return on average common stockholders' equity - GAAP	10.05%	8.99%
Return on average common stockholders' equity, adjusted for non-routine transactions	10.85%	9.40%

Return on average tangible common stockholders' equity - Non-GAAP	12.98%	11.82%
Return on average tangible common stockholders' equity - Non-GAAP, adjusted for non-routine transactions	14.01%	12.36%